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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 3, 1999

                            BIRMAN MANAGED CARE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                         333-11957                          52-1884092
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
(STATE OR OTHER JURISDICTION       (COMMISSION FILE NUMBER)      (IRS EMPLOYER IDENTIFICATION NO.)
     OF INCORPORATION)

1025 HIGHWAY 111 SOUTH, COOKVILLE, TENNESSEE                     38501
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  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (931) 372-7800

                                 NOT APPLICABLE
                                 --------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

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Item 2.  DISPOSITION OF ASSETS

         On June 3, 1999, Birman Managed Care, Inc., a Delaware corporation ("Birman") sold substantially all of the assets of Hughes & Associates, Inc., a Tennessee corporation ("Hughes"), which is a wholly-owned subsidiary of Birman Managed Care, Inc. to current management of Hughes for approximately $400,000 in cash and secured debt. Birman expects to report a one-time gain on sale of approximately $90,000 in the current fiscal quarter. This completes Birman's divestiture of all of its HMO related operations.
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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


June 10, 1999                          BIRMAN MANAGED CARE, INC.


                                       /s/ DAVID N. BIRMAN, M.D.
                                       -----------------------------------------
                                       David N. Birman, M.D.
                                       Chairman of the Board, President and
                                       Chief Executive Officer


June 10, 1999                          /s/ SUE D. BIRMAN
                                       -----------------------------------------
                                       Sue D. Birman
                                       Executive Vice President
                                       (Principal Accounting Officer)